SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 25, 1997



                        OREGON METALLURGICAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     Oregon
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                  State or other jurisdiction of incorporation


                0-1339                                       93-0448167
        -----------------------                             ------------
        (Commission File Number                             IRS Employer
                                                        Indentification Number


                     530 34th Avenue S.W. , Albany, OR 97321
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (541) 967-9000


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ITEM 8.  CHANGE IN FISCAL YEAR

On April 24, 1997, the Company's Board of Directors approved a change in the Company's fiscal year. Effective January 1, 1997, the Company prospectively changed its financial reporting year from a calendar year to a fiscal year consisting of 52 and 53 weeks ending on the Sunday closest to the end of the caleNdar year. Consistent with the change in its fiscal year, the Company has modified its quarterly financial reporting from calendar quarters to fiscal quarters ending on the Sunday closest to the end of the calendar quarter.

Due to the nature of the Company's change in financial reporting periods, no transition period will be reported.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           OREGON METALLURGICAL CORPORATION
                                           --------------------------------
                                           (Registrant)


Date: 4/28/97                              By: /s/ Dennis P. Kelly
     ---------------                       -----------------------------------
                                           Dennis P. Kelly
                                           Vice President Finance
                                           Treasurer and Chief Financial Officer

                                           (Chief Accounting Officer and Duly
                                           Authorized Officer of the Registrant)